SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2003

Date of Report

(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1    Press Release of Fisher Communications, Inc. issued April 23, 2003.

Item 9. Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information included in this section is also intended to be furnished and not filed pursuant to Regulation FD.

On April 23, 2003, Fisher Communications, Inc. issued a press release announcing its first quarter earnings for the fiscal quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: April 23, 2003	By:	/s/ DAVID HILLARD
David D. Hillard Senior Vice President Chief Financial Officer

Exhibit Index

99.1    Press Release issued April 23, 2003.